  Exhibit 99.2

Additional Financial Information for Q4 2018 and Year Ended 2018

Definitions and Non-GAAP Measures

Direct written premiums represents the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct written premiums less premiums ceded to reinsurers. Net premiums earned are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve month period. Management uses direct written premiums and net written premiums, along with other measures, to gauge the Company’s performance and evaluate results.

Core direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in newly licensed states (i.e., outside New York).

Core other underwriting expenses - represents the total other underwriting expenses incurred by the Company during the respective fiscal period from its business located in New York.

Expansion other underwriting expenses - represents the total other underwriting expenses incurred by the Company during the respective fiscal period from its business located in newly licensed states (i.e., outside New York).

Net operating income - is net income exclusive of realized investment gains, net of tax. Net income is the GAAP measure most closely comparable to net operating income.

Operating return on average common equity - is net operating income divided by average common equity. Return on average common equity is the GAAP measure most closely comparable to operating return on average common equity.

Management uses net operating income and operating return on average common equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including realized investment gains, which may vary significantly between periods. Net operating income and operating return on average common equity are provided as supplemental information, are not a substitute for net income or return on average common equity and do not reflect the Company’s overall profitability or return on average common equity.

Net combined ratio excluding the effect of catastrophes - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes on the net combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net combined ratio. We believe it is useful for investors to evaluate this component separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the net combined ratio excluding the effect of catastrophes. The most directly comparable GAAP measure is the net combined ratio. The net combined ratio excluding the effect of catastrophes should not be considered a substitute for the net combined ratio and does not reflect the Company’s net combined ratio.

The tables below detail the Core other underwriting expenses, Expansion other underwriting expenses, and other underwriting expenses, and the ratio of Core other underwriting expenses to Core direct written premiums, for the periods indicated:

	For the Three Months Ended				For the Years Ended
	December 31,				December 31,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000’s except percentages)
Core and Expansion Other Underwriting Expenses Reconciliation:

Core other underwriting expenses	$5,226	$4,925	$301	6.1%	$19,290	$17,072	$2,218	13.0%
Expansion other underwriting expenses	416	303	113	37.3%	1,653	1,044	609	58.3%
Other underwriting expenses	$5,642	$5,228	$414	7.9%	$20,943	$18,116	$2,827	15.6%

Ratio of Core other underwriting expenses to Core direct written premiums reconciliation:

Other underwriting expenses	$5,642	$5,228	$414	7.9%	$20,943	$18,116	$2,827	15.6%
Direct written premiums	$39,541	$32,151	$7,390	23.0%	$146,716	$121,575	$25,141	20.7%

Ratio of other underwriting expenses to direct written premiums	14.27%	16.26%	-1.99%	(12.2)%	14.27%	14.90%	-0.63%	(4.2)%

Other underwriting expenses	$5,642	$5,228	$414	7.9%	$20,943	$18,116	$2,827	15.6%
Expansion other underwriting expenses	416	303	113	37.3%	1,653	1,044	609	58.3%
Core other underwriting expenses	$5,226	$4,925	$301	6.1%	$19,290	$17,072	$2,218	13.0%

Direct written premiums	$39,541	$32,151	$7,390	23.0%	$146,716	$121,575	$25,141	20.7%
Expansion direct written premiums	3,161	865	2,296	265.4%	9,080	1,819	7,261	399.2%
Core direct written premiums	$36,380	$31,286	$5,094	16.3%	$137,636	$119,756	$17,880	14.9%

Ratio of Core other underwriting expenses to Core direct written premiums	14.37%	15.74%	-1.37%	(8.7)%	14.02%	14.26%	-0.24%	(1.7)%

The table below details the ratio of Core other underwriting expenses to Core direct written premiums:

	Three months ended		$ or	Years ended		$ or
	December 31,		Point	December 31,		Point
	2018	2017	Change	2018	2017	Change

Core direct written premiums(1)	$36,380	$31,285	$5,095	$137,636	$119,756	$17,880

Core other underwriting expenses(2) as a percentage
of Core direct written premiums

Employment costs	6.08%	6.18%	-0.10%	6.13%	6.17%	-0.04%
IT expenses	1.23%	1.14%	0.09%	1.23%	1.17%	0.06%
Underwriting expenses	1.75%	1.57%	0.18%	1.60%	1.48%	0.12%
State premium taxes	2.19%	2.24%	-0.05%	2.21%	2.20%	0.01%
Professional fees	0.71%	0.51%	0.20%	0.45%	0.43%	0.02%
State regulatory fees	0.70%	1.85%	-1.15%	0.72%	0.81%	-0.09%
Other expenses	1.72%	2.25%	-0.53%	1.68%	2.00%	-0.32%
Total	14.37%	15.74%	-1.36%	14.02%	14.26%	-0.24%

(1)
This measure is not based on GAAP and is defined above in “Definitions and Non-GAAP Measures” and reconciled to Direct written premiums, a component of net premium earned, the most directly comparable GAAP measure in the tables below. Direct written premiums is defined above in “Definitions and Non-GAAP Measures”.
(2)
This measure is not based on GAAP and is defined above in “Definitions and Non-GAAP Measures” and reconciled to Other underwriting expenses, the most directly comparable GAAP measure, in the table above.
_________________________________________________________________________________________

Book Value Per Share

The Company’s book value per share at December 31, 2018 was $8.25, a decrease of 7.3% compared to $8.90 at December 31, 2017.

	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
Book Value Per Share	$8.25	$8.54	$8.32	$8.27	$8.90

% Increase or Decrease from specified period to 12/31/2018		-3.4%	-0.8%	-0.2%	-7.3%

The table below details the direct written premiums, net written premiums, and net premiums earned for the periods indicated:

	For the Three Months Ended				For the Years Ended
	December 31,				December 31,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000’s except percentages)
Direct and Net Written Premiums Reconciliation:

Direct written premiums	$39,541	$32,151	$7,390	23.0%	$146,716	$121,575	$25,141	20.7%
Assumed written premiums	-	5	(5)	na %	1	23	(22)	(95.7)%
Ceded written premiums	(7,514)	(8,010)	496	(6.2)%	(26,923)	(28,729)	1,806	(6.3)%

Net written premiums	32,027	24,146	7,881	32.6%	119,794	92,869	26,925	29.0%
Change in unearned premiums	(3,088)	(1,633)	(1,455)	89.1%	(16,379)	(15,518)	(861)	5.5%

Net premiums earned	$28,939	$22,513	$6,426	28.5%	$103,415	$77,351	$26,064	33.7%
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The table below details the Core direct written premiums, Expansion direct written premiums, and direct written premiums for the periods indicated:

	For the Three Months Ended				For the Years Ended
	December 31,				December 31,
	2018	2017	$ Change	% Change	2018	2017	$ Change	% Change
(000’s except percentages)
Core and Expansion Direct Written Premiums Reconciliation:

Core direct written premiums	$36,380	$31,286	$5,094	16.3%	$137,636	$119,756	$17,880	14.9%
Expansion direct written premiums	3,161	865	2,296	265.4%	9,080	1,819	7,261	399.2%
Direct written premiums	$39,541	$32,151	$7,390	23.0%	$146,716	$121,575	$25,141	20.7%
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The following table reconciles net operating income to net income and operating return on average common equity to return on average common equity for the periods indicated:

	Three Months Ended		Three Months Ended		Years Ended		Years Ended
	December 31, 2018		December 31, 2017		December 31, 2018		December 31, 2017

	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common share amounts and percentages)
Net Operating Income and Diluted Earnings per Common Share Reconciliation:

Net (loss) income	$(880)	$(0.08)	$1,932	$0.18	$3,093	$0.29	$9,986	$0.94

Net realized loss (gain) on investments	2,218		12		2,496		(84)
Less tax benefit (expense) on net realized loss (gain)	466		4		524		(29)

Net realized loss (gain) on investments, net of taxes	1,752	$0.16	8	$0.00	1,972	$0.18	(55)	$(0.01)

Net operating income	$872	$0.08	$1,940	$0.18	$5,065	$0.47	$9,931	$0.94

Weighted average diluted shares outstanding	10,730,520		10,858,670		10,716,886		10,581,577

Operating Return on Average Common Equity (Annualized for Quarterly Periods) Reconciliation:

Net (loss) income	$(880)		$1,932		$3,093		$9,986
Average common equity	$90,016		$94,198		$91,622		$75,629
Return on average common equity (annualized for quarterly periods)	-3.9%		8.2%		3.4%		13.2%

Net realized loss (gain) on investments, net of taxes	$1,752		$8		$1,972		$(55)
Average common equity	$90,016		$94,198		$91,622		$75,629
Effect of net realized loss on investments, net of taxes, on return on average common equity (annualized for quarterly periods)	7.8%		0.0%		2.2%		-0.1%

Net operating income	$872		$1,940		$5,065		$9,931
Average common equity	$90,016		$94,198		$91,622		$75,629

Operating return on average common equity (annualized for quarterly periods)	3.9%		8.2%		5.5%		13.1%

The following table reconciles the net combined ratio excluding the effects of catastrophes to the net combined ratio for the periods indicated:

	For the Three Months Ended				For the Years Ended
	December 31,				December 31,
	2018	2017	Percentage Point Change		2018	2017	Percentage Point Change
Net Combined Ratio Excluding the Effect of Catastrophes Reconciliation:

Net combined ratio excluding the effect of catastrophes	96.0%	89.9%	6.1	pts	88.3%	80.6%	7.7	pts

Effect of catastrophe losses
Net loss and loss adjustment expenses	0.4%	0.0%	0.4	pts	6.0%	0.0%	6.0	pts
Net underwriting expense ratio	0.0%	0.0%	-	pts	0.5%	0.0%	0.5	pts
Total effect of catastrophe losses	0.4%	0.0%	0.4	pts	6.5%	0.0%	6.5	pts

Net combined ratio	96.4%	89.9%	6.5	pts	94.8%	80.6%	14.2	pts

The following table reconciles net operating income and diluted operating earnings per share exclusive of catastrophe financial impact to net operating income and diluted operating earnings per share for the periods indicated:

	For the Three Months Ended				For the Years Ended
	December 31,				December 31,
	2018		2017		2018		2017

	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000’s except per common shares amounts)
Net Operating Income and Diluted Operating Earnings per Share Exclusive of Catastrophe Financial Impact:

Net operating income	$872	$0.08	$1,941	$0.18	$5,065	$0.47	$9,932	$0.94

Catastrophe financial impact
Ceding commission revenue	-		-		459		-
Total expenses	198		-		5,326		-
Income from operations before taxes	198		-		5,785		-
Income tax expense	48		-		1,215		-
Total catastrophe financial impact	150	$0.01	-	$-	4,570	$0.43	-	$-

Net operating income exclusive of catastrophe financial impact	$1,022	$0.09	$1,941	$0.18	$9,635	$0.90	$9,932	$0.94

Weighted average diluted shares outstanding	10,730,520		10,858,670		10,716,886		10,581,577

The following table summarizes gross and net written premiums, net premiums earned, and loss and loss adjustment expenses by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2018	2017	2018	2017

Gross premiums written:
Personal lines	$32,949,229	$26,662,506	$119,971,418	$95,993,591
Commercial lines	3,877,040	3,251,388	16,702,409	14,632,300
Livery physical damage	2,650,043	2,177,829	9,792,456	10,727,707
Other(1)	64,905	64,341	251,190	244,427
Total	$39,541,217	$32,156,064	$146,717,473	$121,598,025

Net premiums written:
Personal lines
Excluding the effect of quota share
adjustments on July 1	$25,976,460	$19,072,161	$90,439,690	$61,756,415
Return of premiums previously ceded to
prior quota share treaties (2)	-	-	4,553,345	7,140,088
Personal lines	25,976,460	19,072,161	94,993,035	68,896,503
Commercial lines	3,341,617	2,842,181	14,779,752	13,038,640
Livery physical damage	2,650,043	2,177,829	9,792,456	10,727,707
Other(1)	58,842	53,781	228,551	206,026
Total	$32,026,962	$24,145,952	$119,793,794	$92,868,876

Net premiums earned:
Personal lines	$22,794,145	$16,431,251	$79,603,364	$53,556,294
Commercial lines	3,608,372	3,209,628	13,804,284	12,163,104
Livery physical damage	2,477,874	2,824,803	9,797,939	11,441,168
Other(1)	58,186	47,458	209,128	190,457
Total	$28,938,577	$22,513,140	$103,414,715	$77,351,023

Net loss and loss adjustment expenses:
Personal lines	$12,190,642	$7,561,694	$43,287,170	$20,866,628
Commercial lines	2,706,331	2,074,487	8,220,382	6,368,927
Livery physical damage	1,050,603	1,227,940	4,211,273	4,870,947
Other(1)	20,607	(47,510)	334,015	(14,686)
Unallocated loss adjustment expenses	587,899	547,685	2,242,365	2,093,721
Total	$16,556,082	$11,364,296	$58,295,205	$34,185,537

Net loss ratio:
Personal lines	53.5%	46.0%	54.4%	39.0%
Commercial lines	75.0%	64.6%	59.5%	52.4%
Livery physical damage	42.4%	43.5%	43.0%	42.6%
Other(1)	35.4%	-100.1%	159.7%	-7.7%
Total	57.2%	50.5%	56.4%	44.2%

1.
“Other” includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2.
Effective July 1, 2018, we decreased the quota share ceding rate in our personal lines quota share treaty from 20% to 10%. The Cut-off of this treaty on July 1, 2018 resulted in a $4,553,000 return of unearned premiums from our reinsurers that were previously ceded under the expiring personal lines quota share treaty. Effective July 1, 2017, we decreased the quota share ceding rate in our personal lines quota share treaty from 40% to 20%. The Cut-off of this treaty on July 1, 2017 resulted in a $7,140,000 return of unearned premiums from our reinsurers that were previously ceded under the expiring personal lines quota share treaty.

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Consolidated Statements of Income (Loss) and Comprehensive Income (Loss)
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2018	2017	2018	2017
	(Unaudited)	(Unaudited)
Revenues
Net premiums earned	$28,938,577	$22,513,140	$103,414,715	$77,351,023
Ceding commission revenue	901,775	1,725,133	5,332,630	9,933,133
Net investment income	1,643,022	1,215,475	6,186,248	4,132,586
Net (losses) gains on investments	(2,218,022)	(12,602)	(2,495,857)	84,313
Other income	372,581	342,066	1,334,162	1,268,255
Total revenues	29,637,933	25,783,212	113,771,898	92,769,310

Expenses
Loss and loss adjustment expenses	16,556,082	11,364,296	58,295,205	34,185,537
Commission expense	6,930,677	5,691,227	25,342,137	21,182,254
Other underwriting expenses	5,642,174	5,228,126	20,943,342	18,115,614
Other operating expenses	801,421	781,428	2,575,404	3,512,927
Depreciation and amortization	513,175	379,538	1,787,150	1,402,928
Interest expense	456,545	60,335	1,821,597	60,335
Total expenses	30,900,074	23,504,950	110,764,835	78,459,595

Income from operations before taxes	(1,262,141)	2,278,262	3,007,063	14,309,715
Income tax (benefit) expense	(382,294)	346,670	(86,183)	4,323,230
Net (loss) income	(879,847)	1,931,592	3,093,246	9,986,485

Other comprehensive (loss) income, net of tax
Gross change in unrealized (losses) gains
on available-for-sale-securities	(392,450)	(610,627)	(4,984,149)	1,364,319

Reclassification adjustment for losses (gains)
included in net income	12,377	12,602	464,254	(84,313)
Net change in unrealized (losses) gains	(380,073)	(598,025)	(4,519,895)	1,280,006
Income tax benefit (expense) related to items
of other comprehensive (loss) income	90,800	203,329	949,177	(435,202)
Other comprehensive (loss) income, net of tax	(289,273)	(394,696)	(3,570,718)	844,804

Comprehensive (loss) income	$(1,169,120)	$1,536,896	$(477,472)	$10,831,289

(Loss) earnings per common share:
Basic	$(0.08)	$0.18	$0.29	$0.96
Diluted	$(0.08)	$0.18	$0.29	$0.94

Weighted average common shares outstanding
Basic	10,730,520	10,628,061	10,686,813	10,388,440
Diluted	10,730,520	10,858,670	10,716,886	10,581,577

Dividends declared and paid per common share	$0.1000	$0.0800	$0.4000	$0.3025

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
	December 31,	December 31,
	2018	2017

Assets
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of
$4,426,416 at December 31, 2018 and $5,150,076 at December 31, 2017)	$4,222,855	$4,869,808
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of
$155,431,261 at December 31, 2018 and $119,122,106 at December 31, 2017)	151,777,516	119,988,256
Equity securities, at fair value (cost of $18,305,986 at December 31, 2018 and
$13,761,841at December 31, 2017)	16,572,616	14,286,198
Other investments	1,855,225	-
Total investments	174,428,212	139,144,262
Cash and cash equivalents	21,138,403	48,381,633
Investment subscription receivable	-	2,000,000
Premiums receivable, net	13,961,599	13,217,698
Reinsurance receivables, net	26,367,115	28,519,130
Deferred policy acquisition costs	17,907,737	14,847,236
Intangible assets, net	670,000	1,010,000
Property and equipment, net	6,056,929	4,772,577
Deferred income tax	354,233	-
Other assets	5,867,850	2,655,527
Total assets	$266,752,078	$254,548,063

Liabilities
Loss and loss adjustment expense reserves	$56,197,106	$48,799,622
Unearned premiums	79,032,131	65,647,663
Advance premiums	2,107,629	1,477,693
Reinsurance balances payable	1,933,376	2,563,966
Deferred ceding commission revenue	2,686,677	4,266,412
Accounts payable, accrued expenses and other liabilities	6,819,231	7,487,654
Deferred income tax	15,035	600,342
Long-term debt, net	29,295,251	29,126,965
Total liabilities	178,086,436	159,970,317

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,775,148 shares at December 31, 2018 and 11,618,646 at December 31, 2017; outstanding
10,747,709 shares at December 31, 2018 and 10,631,837 shares at December 31, 2017	117,751	116,186
Capital in excess of par	67,763,940	68,380,390
Accumulated other comprehensive (loss) income	(2,884,313)	1,100,647
Retained earnings	26,380,816	27,152,822
	91,378,194	96,750,045
Treasury stock, at cost, 1,027,439 shares at December 31, 2018
and 986,809 shares at December 31, 2017	(2,712,552)	(2,172,299)
Total stockholders' equity	88,665,642	94,577,746

Total liabilities and stockholders' equity	$266,752,078	$254,548,063